Exhibit 10.14

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, IDENTIFIED BY [***], HAS BEEN EXCLUDED FROM THIS DOCUMENT PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT MARIS-TECH LTD. TREATS AS PRIVATE OR CONFIDENTIAL.

21/12/2017

[illegible]

12/02/2018

51186000003

Agreement

Drafted and signed on 03/01/2018

Between: Goldtec Technologies LTD (Hereinafter: “Goldtec”)

And between: Maris Technologies Marketing LTD (hereinafter “Maris”)

Whereas Goltec has contacted Maris to develop, produce, and test a screenless recording system (hereinafter: “a recorder”)

The parties have hereby agreed upon the following:

●	Maris shall carry out all the operations required to develop, test, and produce models of the video recording system hereinafter referred to as ‘the recorder’.
●	The development, production, and testing shall be performed according to the technical specifications to be agreed upon by the parties. Initial specifications are attached as an appendix to this agreement.
●	Maris is hereby obligated that all the systems it shall produce shall comply completely with all the requirements and specifications as defined in the technical specifications to be agreed upon by the parties.
●	Maris is obligated to perform all testing, including electric and functional testing and testing with the client’s observation system, as defined in the technical specifications, and provide a product fully meeting the requirements in the specifications.
●	Maris is obligated to repair any defects and malfunctions as found during system testing during development, investigate and resolve any problem in the system to Goldtec’s satisfaction so as to ensure the systems’ purchase by the clients all this without additional payment.
●	All products of this projects, including the mechanics and MMI of the product are the property of Goldtec. Maris shall transfer to Goldtec a full production portfolio at the end of the development process and at the date of the delivery of the first system.

●	In the future, Goldtec may produce the product according to Maris’ production portfolio, as long as the cards are purchased from Maris.
●	Maris is obligated to abstain from competing with Goldtec in the field of this product for 10 years from the date of the signing of this agreement.
●	The models and products developed based on the product shall be marketed exclusively by Goldtec without competition by Maris for 10 years from the date of the signing of this agreement.
●	[***]

The payment dates:

[***]

●	The advance shall be payable in cash, and the rest of of the payments on a current + 30 days schedule.
●	Schedule for full delivery of the models after integration and testing: no later than 10/02/2018. ________
●	Maris is obligated to undertake all necessary steps to meet the delivery deadline.
●	[***]
●	[***]
●	[***]
●	[***]
●	The delivery time for the mass-produced product shall be 4 months from the order date.
●	Maris is obligated to warn of obsolescence items six months in advance and provide alternate components without additional costs for Goldtec.

In witness of the above, the parties have affixed their signatures below

[Stamp:] Maris Technologies Marketing LTD [signature]

Maris Technologies Marketing LTD

Goldtec Technologies LTD